UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): February 17, 2009 (February 13, 2009)

American Defense Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53092	83-0357690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 DUFFY AVENUE
HICKSVILLE, NY  11801
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (516) 390-5300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.            Entry Into a Material Definitive Agreement

American Defense Systems, Inc. (the “Company”), West Coast Opportunity Fund, LLC (“WCOF”), Centaur Value Partners, LP (“Centaur Value”) and United Centaur Master Fund (“United Centaur”, and together with Centaur Value, “Centaur”) entered into a Securities Purchase Agreement, dated March 7, 2008 (the “Purchase Agreement”), pursuant to which WCOF and Centaur purchased  an aggregate of 15,000 shares of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred”) and warrants to acquire an aggregate of 3,750,000 shares of the Company’s common stock (the “Warrants”) for an aggregate purchase price of $15,000,000.  The Purchase Agreement was filed as an exhibit to the Company’s Registration Statement on Form 10 filed with the Securities and Exchange Commission (“SEC”) on March 21, 2008.

In connection with the Company’s application to list shares of its common stock (“common stock”) on the American Stock Exchange (now known as the NYSE Alternext US LLC), the Company, WCOF and Centaur entered into a Consent and Agreement of Series A Convertible Preferred Stockholders, dated May 23, 2008 (the “Consent Agreement”), in which the parties agreed that the Company would not be permitted to issue shares of common stock as dividends on, or upon conversion of, the Series A Preferred or upon the exercise of the Warrants in excess of a specified number of shares without the approval of the Company’s stockholders.  In the Consent Agreement, the Company covenanted, for the fiscal year ending December 31, 2008  (A) to achieve (i) Revenues (as that term is defined in the Consent Agreement) equal to or exceeding $50,000,000 and (ii) Consolidated EBITDA (as that term is defined in the Consent Agreement) equal to or exceeding $13,500,000, and (B) to publicly disclose and disseminate, and to certify to WCOF and Centaur, its operating results for such period, no later than February 15, 2009 (collectively, the “Financial Covenants”).  The Company expects that it will not meet the Revenue and Consolidated EBITDA targets set forth in the Consent Agreement and it will not be in a position to disclose or certify its operating results by February 15, 2009.  The Consent Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on March 27, 2008.

Under the Consent Agreement, the breach of the Financial Covenants are each deemed a “Triggering Event” under Section 3(a)(vii) of the Company’s Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock (the “Certificate of Designations”), giving the holders of the Series A Preferred the right to require the Company to redeem all or a portion of such holder’s Series A Preferred shares at a price per share as calculated pursuant to Section 3(b)(i) of the Certificate of Designations.  WCOF notified the Company that in the event the Financial Covenants are not met and in the absence of an agreement to resolve such failure, they intend to exercise their redemption right with respect to all of their 14,025 shares of Series A Preferred.  The Company has negotiated the key terms of a resolution to the foregoing with WCOF and Centaur, and, to that end entered into a Term Sheet with each of WCOF and Centaur dated February 13, 2009 (the “WCOF Term Sheet” and the “Centaur Term Sheet”, respectively, and, collectively, the “Term Sheets”).  The WCOF Term Sheet is attached hereto as Exhibit 10.1 and the Centaur Term Sheet is attached hereto as Exhibit 10.2.  The Certificate of Designations was filed as an exhibit to the Company’s Registration Statements on Form 10 and Form 8-A filed with the SEC on March 21, 2008 and May 23, 2008, respectively.

Pursuant to the WCOF Term Sheet, WCOF will consent to amend the Consent Agreement to delete the Financial Covenants and the Company will exchange with WCOF, the 14,025 shares of Series A Preferred purchased by WCOF for (i) $9,025,000 of stated value of the Series B Preferred (as defined below), (ii) $3,000,000 in principal amount of the Secured Notes (as defined below) and (iii) $2,000,000 in cash.

Pursuant to the Centaur Term Sheet, Centaur will consent to amend the Consent Agreement to delete the Financial Covenants thereof and the Company will exchange with Centaur, the 975 shares of Series A Preferred held in the aggregate by Centaur for (i) $627,406 of stated value of the Series B Preferred, (ii) $208,556 in principal amount of the Secured Notes and (iii) $139,038 in cash.

Pursuant to the Term Sheets, the Company will authorize a new series of convertible preferred stock designated as “Series B Convertible Preferred Stock” (the “Series B Preferred”) the terms of which shall be substantially identical to the Series A Preferred, except that the conversion price shall equal $1.25 rather than $2.00 and the mandatory redemption of the Series B Preferred on December 31, 2010 will permit the payment of approximately 45% of the redemption price to be paid in twelve monthly installments commencing on January 31, 2011.

Under the terms of the Term Sheets, the Company will issue 10% secured notes, due December 31, 2009 (the “Secured Notes”), to WCOF and Centaur in the principal amounts referred to above. The Secured Notes will be secured by all of the Company’s assets and capital stock and will be senior to all existing and future indebtedness of the Company other than the Company’s credit facility under the Loan Agreement, dated as of May 2, 2007, with Commerce Bank, N.A., to which the Secured Notes will be subordinated pursuant to a subordination agreement in form and substance reasonably acceptable to WCOF and Centaur. Interest on the Secured Notes will be payable monthly in cash and beginning on April 1, 2009, $250,000 of principal will be paid monthly to WCOF and an aggregate of $17,379 of principal will be paid monthly to Centaur.

Pursuant to the Term Sheets, the exercise price per share of the Warrants will be amended to $1.10 from $2.40 and the Company and certain of its current executive officers and directors will be required to amend their existing Lock-Up Agreements, dated as of March 7, 2008 (the “Lock-Up Agreements”), to extend the Lock Up-Period (as defined in the Lock-Up Agreements) to the date that the Series B Preferred and Secured Notes are longer outstanding.  The Company has also agreed to pay WCOF and Centaur for those legal expenses they reasonably incur in relation to the documentation of the transactions contemplated by the Term Sheets.

In order to allow the parties to negotiate definitive agreements relating to the foregoing and to consummate the same, WCOF and Centaur have agreed, subject to the terms and conditions set forth in the letters of forbearance entered into by the Company and each of WCOF and Centaur on February 13, 2009 and attached hereto as Exhibit 10.3 and 10.4, respectively, to forbear from exercising their rights and remedies, including without limitation the right to cause the redemption of the Series A Preferred shares as a result of breaches of the Consent Agreement described above, until the earlier of (a) the date on which any Triggering Event (as defined in the Certificate of Designations), other than a breach of the Financial Covenants, shall occur or exist and (b) February 27, 2009.

The description of the terms of each of the Term Sheets and the letters of forbearance set forth herein is qualified in its entirety to the full text of the Term Sheets and the letters of forbearance, which are filed as exhibits hereto.

Item 8.01                   Other Events.

The contents of Item 1.01 above are incorporated herein by reference in their entirety.

Item 9.01                   Financial Statements and Exhibits.

(c)                                                         Exhibits

10.1                                                 Term Sheet by and between American Defense Systems, Inc. and West Coast Opportunity Fund, LLC,  dated February 13, 2009

10.2                                                 Term Sheet by and among American Defense Systems, Inc., Centaur Value Partners, LP and United Centaur Master Fund, dated February 13, 2009

10.3                                                 Forbearance Letter by and between American Defense Systems, Inc. and West Coast Opportunity Fund, LLC, dated February 13, 2009

10.4                                                 Forbearance Letter by and among American Defense Systems, Inc., Centaur Value Partners, LP and United Centaur Master Fund, dated February 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 17, 2009

AMERICAN DEFENSE SYSTEMS, INC.

By:	/s/ Gary Sidorsky
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Term Sheet by and between American Defense Systems, Inc. and West Coast Opportunity Fund, LLC, dated February 13, 2009

10.2	Term Sheet by and among American Defense Systems, Inc., Centaur Value Partners, LP and United Centaur Master Fund, dated February 13, 2009

10.3	Forbearance Letter by and between American Defense Systems, Inc. and West Coast Opportunity Fund, LLC, dated February 13, 2009

10.4	Forbearance Letter by and among American Defense Systems, Inc., Centaur Value Partners, LP and United Centaur Master Fund, dated February 13, 2009